UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2005




                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                      on behalf of the RAMP 2005-RZ1 Trust
             (Exact name of registrant as specified in its charter)


            Delaware                 333-117232-25          41-1955181
            --------                 -------------          ----------
        (State or Other               (Commission        (I.R.S. Employer
 Jurisdiction of Incorporation)       File Number)    Identification Number)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                               55437
---------------------------------------------------      ----------------------
     (Address of principal executive office)                     (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.

        On March 29, 2005, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RZ1, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement, dated as of March 1, 2005, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.


     Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1 Pooling  and  Servicing  Agreement,  dated  as  of  March  1,  2005,  among
     Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2 Assignment and Assumption Agreement, dated as of March 29, 2005, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

                                   Signatures



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                    By:   /s/ Joseph Orning
                                    Name: Joseph Orning
                                    Title: Vice President


Dated:  April 11, 2005

EXHIBIT INDEX

Exhibit No.           Description

10.1 Pooling  and  Servicing  Agreement,  dated  as  of  March  1,  2005,  among
     Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2 Assignment and Assumption Agreement, dated as of March 29, 2005, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.